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                        Atlas Balanced Growth Portfolio
                               Semi-Annual Report

                                 June 30, 1998
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                                                          [ATLAS ANNUITIES LOGO]
                                                             ATLAS ANNUITIES(SM)

                               The annuities you want from the people you trust.

[ATLAS ANNUITIES LOGO]
ATLAS ANNUITIES(SM)


                From the office of Marion O. Sandler
                President and Chief Executive Officer


                Dear Valued Policyholder,

                  We  are pleased to announce that the Balanced Growth Portfolio in your Atlas Portfolio Builder generated a total return of 9.97%(1) during the first half of 1998. This "fund of funds," which allocates assets among eight Atlas stock, bond, and money market funds, seeks long-term growth of capital and moderate current income.

                  Under  normal market conditions, the investment strategy is to maintain a stock, bond, and cash ratio of approximately 60%, 30% and 10%, respectively. As of June 30th, the portfolio held approximately 63% stocks, 28% bonds and 9% cash, an allocation that closely approximates the general guidelines. On that date, the assets were distributed among the underlying Atlas Funds as follows:


                           We Want You To Know . . .

Annuities are not FDIC-insured and are not deposits or obligations of, or guaranteed by World Savings. They are subject to investment risks including possible loss of principal.


Atlas Funds                      % of Assets
-----------                      ------------
Emerging Growth                           9.6%
Global Growth                            25.1
Strategic Growth                         19.8
Growth and Income                        10.3
Balanced                                  9.8
Strategic Income                         14.2
U.S. Government and Mortgage
Securities                                9.5
Other Assets                              1.7
                                  -----------
Total Assets                            100.0%

                                                                               1


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                    The Economy and the Markets, Year to Date

                  The  Balanced Growth Portfolio achieved its 9.97% total return for the first half within the framework of a healthy U.S. economy. The unemployment rate stayed low, closing the second quarter at 4.5%. Consumer confidence rose, and retail sales and personal consumption continued to be strong. Sales of new and existing homes also increased, due largely to a 30-year fixed mortgage rate that approached a low 7%.

                  The  inflationary  pressures created by a strong economy eased during the second quarter, as the rate of economic growth decreased and corporate earnings slowed. This slowdown translated into good news for the stock market, because it allowed the Federal Reserve to remain on the sidelines, with no increases in interest rates. For the first six months of the year, the Consumer Price Index, one measure of inflation, rose at an annualized rate of only 1.4%.

                  The  overall  economic  environment  contributed  to the stock market's continuing climb. On May 13th, the Dow Jones Industrial Average (DJIA) closed above 9200 for the first time ever and, although it fell back somewhat by June 30th, ended the first half of the year with a gain of 13.2%. Throughout the first half of the year, blue chip and other large capitalization stocks outperformed medium sized and small companies, as investors directed more money into the relative safety and predictability of larger businesses.

                  In  the  bond  market,  money  poured  into U.S. Treasuries as
                American investors anticipated falling interest rates and foreign investors sought a safe harbor from the turmoil in international markets. With increased demand driving prices up, the yield on the benchmark 30-year Treasury bond reached a record low of 5.58% on June 15th.

2

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               The Investments You Want From the People You Trust

                  As  a  sister company of World Savings and a member of the $40 billion-strong Golden West Financial Corporation, Atlas is dedicated to providing you the quality products, personal service and caring professional advice you've come to expect from World. Your Atlas Representative will be happy to answer any questions you may have about your annuity, provide you with more information about Atlas Mutual Funds, or prepare a complimentary review of your investment portfolio. For an appointment, simply call 1-800-933-ATLAS (1-800-933-2852).

                  We  appreciate  the  trust you've placed in Atlas, and we look forward to serving you for many years to come.


                Sincerely,


                /s/ Marion O. Sandler


                (Mrs.) Marion O. Sandler
                President and Chief Executive Officer


                (1) Total return includes price change,  plus income and capital gains distributions. It has not been annualized and does not include annual insurance fees or surrender charges.

                                                                               3

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
Statement of Net Assets
                                                      June 30, 1998 (unaudited)
--------------------------------------------------------------------------------

                                                                                    --------------
                                                                                    Balanced
                                                                                    Growth
                                                                                    Portfolio
                                                                                    --------------
Investments: (98.14%)
 Investment in Atlas Funds, at identified cost   ......                               $ 10,034,003
                                                                                      ============
                                                                     Per Cent of
                                                         Shares      Net Assets
                                                        -------     -----------
 Investment in Atlas Funds, at value:
  U.S. Government and Mortgage Securities Fund   ......   98,049          9.48%       $    998,139
  Strategic Income Fund  ..............................  291,020         14.20           1,495,844
  Balanced Fund    ....................................   68,397          9.75           1,027,324
  Growth and Income Fund    ...........................   49,921         10.28           1,083,294
  Strategic Growth Fund  ..............................  111,825         19.78           2,083,295
  Global Growth Fund  .................................  181,258         25.05           2,639,110
  Emerging Growth Fund   ..............................   71,675          9.60           1,011,329
  U.S. Treasury Money Fund  ...........................        0          0.00                   0
                                                                                      ------------
                                                                                        10,338,335
                                                                                      ------------
Other Assets and Liabilities: (1.86%)
 Other assets   .......................................                                    211,840
 Liabilities    .......................................                                    (16,031)
                                                                                      ------------
 Total Other Assets and Liabilities  ..................                                    195,809
                                                                                      ------------
Net Assets (100.00%)  .................................                               $ 10,534,144
                                                                                      ============
Net Assets Consist Of:
 Unrealized appreciation    ...........................                               $    304,332
 Accumulated net realized loss    .....................                                    (14,599)
 Undistributed net investment income    ...............                                     48,712
 Paid in capital   ....................................                                 10,195,699
                                                                                      ------------
Net Assets   ..........................................                               $ 10,534,144
                                                                                      ============
Net Asset Value Per Share:
 Net assets  ..........................................                               $ 10,534,144
 Beneficial interest shares outstanding    ............                                  1,026,347
                                                                                      ============
 Net asset value per share  ...........................                               $      10.26
                                                                                      ============

      The accompanying notes are an integral part of these financial statements.

4

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
Statement of Operations                                 for the six months ended

                                                       June 30, 1998 (unaudited)
--------------------------------------------------------------------------------



                                                                         Balanced
                                                                         Growth
                                                                         Portfolio
                                                                         -----------
Investment Income:
 Income:
  Interest   .........................................................    $    1,350
  Distribution income from Atlas Funds  ..............................        64,742
                                                                          ----------
 Total income   ......................................................        66,092
                                                                          ----------
 Expenses:
  Management fees (Note 5)  ..........................................         8,751
  Custodian fees and expenses  .......................................        14,471
  Tranfer agency fees and expenses   .................................        12,002
  Printing and postage   .............................................         7,500
  Accounting fees  ...................................................         6,250
  Organization costs (Note 2)  .......................................         2,516
  Registration fees   ................................................         1,709
  Directors' fees  ...................................................         1,265
  Other   ............................................................           600
                                                                          ----------
 Gross expenses    ...................................................        55,064
  Waiver of management fees    .......................................        (8,751)
  Expense reimbursement  .............................................       (29,028)
                                                                          ----------
 Net expenses   ......................................................        17,285
                                                                          ----------
 Net investment income   .............................................        48,807
                                                                          ----------
Realized Loss and Unrealized Appreciation on Investments:
 Realized loss:
  Proceeds from sales    .............................................       618,104
  Cost of securities sold   ..........................................       631,346
                                                                          ----------
 Net realized loss    ................................................       (13,242)
                                                                          ----------
 Unrealized appreciation(depreciation):
  Beginning of period    .............................................      (178,383)
  End of period    ...................................................       304,332
                                                                          ----------
 Unrealized appreciation    ..........................................       482,715
                                                                          ----------
 Net realized loss and unrealized appreciation of investments   ......       469,473
                                                                          ----------
 Net increase in net assets resulting from operations  ...............    $  518,280
                                                                          ==========

      The accompanying notes are an integral part of these financial statements.

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
Statement of Changes in Net Assets                      for the six months ended

                                                       June 30, 1998 (unaudited)
--------------------------------------------------------------------------------

                                                                                          Balanced Growth Portfolio
                                                                                      ----------------------------------
                                                                                      1998(2)             1997(3)
Operations:

 Net investment income    .........................................................    $     48,807       $   193,025
 Net realized loss on investments  ................................................         (13,242)           (1,357)
 Net unrealized appreciation (depreciation) on investments    .....................         482,715          (178,383)
                                                                                       ------------       -----------
 Net increase in net assets resulting from operations   ...........................         518,280            13,285
                                                                                       ------------       -----------
Distributions Paid to Shareholders:
 Distibutions from net investment income    .......................................             --           (193,120)
                                                                                       ------------       -----------
Beneficial Interest Share Transactions:(1)

 Proceeds from shares sold   ......................................................       7,117,097         3,407,177
 Proceeds from shares issued in reinvestment of distributions    ..................             --            193,120
 Cost of shares repurchased  ......................................................        (613,430)           (8,265)
                                                                                       ------------       -----------
 Net increase in net assets resulting from beneficial interest share transactions         6,503,667         3,592,032
                                                                                       ------------       -----------
 Net increase in net assets  ......................................................       7,021,947         3,412,197

Net Assets:

 Beginning of period   ............................................................       3,512,197           100,000
                                                                                       ------------       -----------
 End of period   ..................................................................    $ 10,534,144       $ 3,512,197
                                                                                       ============       ===========

(1) Share Transactions:
  Sold  ...........................................................................         709,870           346,590
  Issued in reinvestment of dividends    ..........................................             --             20,699
  Redeemed    .....................................................................         (59,953)             (859)
                                                                                       ------------       -----------
 Net increase in shares outstanding   .............................................         649,917           366,430
                                                                                       ============       ===========

(2) For the six months ended June 30, 1998 (unaudited).

(3) For the period September 30, 1997 (inception of operations) to December 31, 1997.

      The accompanying notes are an integral part of these financial statements.

Financial Highlights                       selected data for a share outstanding

                                                          throughout each period
--------------------------------------------------------------------------------

                                                                           -----------------------------
                                                                             Balanced Growth Portfolio
                                                                           -----------------------------
                                                                            1998(1)         1997(2)
Net asset value, beginning of period   .................................    $     9.33      $   10.00
                                                                            ----------      ---------
Income From Investment Operations:

 Net investment income  ................................................          0.07           0.55
 Net realized and unrealized gain (loss) on investments  ...............          0.86          (0.68)
                                                                            ----------      ---------
 Total from investment operations   ....................................          0.93          (0.13)
                                                                            ----------      ---------
Less Distributions:

 Distributions from net investment income    ...........................            --          (0.54)
                                                                            ----------      ---------
Net asset value, end of period   .......................................    $    10.26      $    9.33
                                                                            ==========      =========
Total return, aggregate (not annualized)(3)  ...........................          9.97%         -1.28%

Ratios/Supplemental Data:
 Net assets, end of period (000's)  ....................................    $   10,534      $   3,512
 Ratio of expenses to average net assets (annualized)(4) ...............          0.50%          0.50%
 Ratio of net investment income to average net assets (annualized)   ...          1.41%         38.25%
 Portfolio turnover rate (Note 4)   ....................................          8.94%          1.49%

(1) For the six months ended June 30, 1998 (unaudited).

(2) For the period September 30, 1997 (inception of operations) to December 31, 1997.

(3) Total return assumes purchase at net asset value at the beginning of the period.


(4) The Adviser for Balanced Growth Portfolio has agreed to temporarily cap (or waive) its management fee and to absorb other operating expenses. Had such action not been taken, the ratio of expenses to average net assets
    (annualized) would have been 1.59% and 2.82%, respectively, for the six months ended June 30, 1998 and the period from September 30, 1997 (inception of operations) to December 31, 1997.

      The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
                                                       June 30, 1998 (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

     Atlas Insurance Trust (the "Trust") is registered under the Investment Company Act of 1940 ("1940 Act"), as amended, as an open-end management investment company. The Trust offers a choice of investment portfolios to investors through the purchase of variable annuity and variable life policies which fund insurance company separate accounts. The Trust is a series company currently offering only the Atlas Balanced Growth Portfolio (the "Portfolio"). The Portfolio, which has as its investment objective long-term growth of capital and moderate income, invests among eight diversified Atlas mutual funds (Class A shares) including the U.S. Treasury Money Fund, the U.S. Government and Mortgage Securities Fund, the Strategic Income Fund, the Balanced Fund, the Growth and Income Fund, the Strategic Growth Fund, the Global Growth Fund, and the Emerging Growth Fund (the "Atlas Funds"). Since the Portfolio invests in shares of a limited number of mutual funds, it is a "nondiversified" investment company under the 1940 Act. The Portfolio, however, intends to qualify as a diversified investment company under provisions of the Internal Revenue Code. Additional diversification requirements under Internal Revenue Code Section 817(h) are imposed on the Portfolio because the Trust is an investment medium for variable annuity contracts.

     The following is a summary of significant accounting policies consistently used by the Portfolio in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

 a. Investment Valuation: Investments are valued at the net asset value of each underlying Atlas Fund determined as of the close of the New York Stock Exchange (generally 4:00 p.m. eastern time) on each day the Exchange is open for trading.

 b. Federal Income Taxes: It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

 c. Security Transactions: As is common in the industry, security transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes.

 d. Investment Income, Expenses and Distributions: Interest income and estimated expenses are accrued daily. Dividends, representing distributions from Atlas Funds, are recorded on the ex-dividend date. Distributions of capital gains, if any, will normally be declared and paid once a year.

--------------------------------------------------------------------------------

 e. Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Unamortized Organization Costs

     The Trust was organized by Golden West Financial Corporation ("Golden West Financial"). On July 30, 1997, the Trust sold and issued to Golden West Financial 10,000 shares of beneficial interest ("Initial Shares"). Organization costs of $25,156 incurred by the Trust have been deferred and are being amortized on a straight line basis over a period of five years from October 1997. If any of the Initial Shares are redeemed during the amortization period, the redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of Initial Shares being redeemed bears to the number of Initial Shares outstanding at the time of the redemption.

3. Unrealized Appreciation/Depreciation -- Tax Basis

     As of June 30, 1998, unrealized appreciation of investment securities for federal income tax purposes was $304,332, consisting of unrealized gains of $339,952 and unrealized losses of $35,620.

4. Purchases and Sales of Securities

     During the six months ended June 30, 1998, the Portfolio purchased $7,032,053 of investment securities and sold $618,104 of investment securities.

5. Transactions With Affiliates and Related Parties

     Atlas Advisers, Inc. (the "Adviser") provides portfolio management services to the Portfolio, the Atlas U.S. Treasury Money Fund and the Atlas U.S. Government and Mortgage Securities Fund and, with respect to the other underlying Atlas Funds, supervises the provision of similar services by OppenheimerFunds, Inc. (the "Subadviser"). The Adviser is responsible for providing or overseeing all aspects of the Portfolio's day-to-day operations and implementing the Portfolio's investment programs. The Portfolio pays a fee for management and administrative services to the Adviser. The management fee is based on an annual rate of .25% of the Portfolio's average daily net assets. The Adviser has agreed to reduce its fee and assume expenses of the Portfolio to the extent necessary to limit the Portfolio's total direct operating expenses to .50%. Due to the voluntary expense waiver in effect during the six months ended June 30, 1998, the management fees due the Adviser were reduced by $8,751. The Adviser also absorbed $29,028 of other Fund expenses during the period.

Notes to Financial Statements
                                                       June 30, 1998 (unaudited)
--------------------------------------------------------------------------------

     Atlas Securities, Inc. (the "Distributor") acts as principal underwriter of the Portfolio's shares. The Adviser and Distributor are wholly owned subsidiaries of Golden West Financial. Certain officers and trustees of the Trust are also officers and/or directors of the Adviser, the Distributor and the Atlas Funds.

     At June 30, 1998 Golden West Financial owned 116,324 Class A shares of Emerging Growth Fund.

10